Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS THIRD QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (October 29, 2014) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three and nine-month periods ended September 30, 2014.

Three-Month Periods Ended September 30, 2014 and 2013

•	After adding back for the 2014 period, $1.0 million ($0.6 million, net of income tax) or $0.02 per diluted share and for the 2013 period $145.0 million ($90.2 million, net of income tax) or $2.86 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $300.3 million compared to $301.3 million in 2013.

•	Net income from continuing operations attributable to Amedisys, Inc. of $9.1 million compared to net loss from continuing operations of $0.2 million in 2013. (Net income from continuing operations attributable to Amedisys, Inc. of $8.4 million compared to net loss from continuing operations attributable to Amedisys, Inc. of $90.3 million in 2013 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.28 compared to net loss from continuing operations attributable to Amedisys, Inc. of $0.01 per diluted share in 2013. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.26 compared to net loss from continuing operations attributable to Amedisys Inc. per diluted share of $2.87 per diluted share in 2013 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $23.8 million compared to $8.8 million in 2013.

Nine-Month Periods Ended September 30, 2014 and 2013

•	After adding back for the 2014 period, $17.9 million ($11.0 million, net of income tax) or $0.34 per diluted share and for the 2013 period $153.1 million ($95.2 million, net of income tax) or $3.06 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $904.0 million compared to $945.8 million in 2013.

•	Net income from continuing operations attributable to Amedisys, Inc. of $14.9 million compared to net income from continuing operations of $10.3 million in 2013. (Net income from continuing operations attributable to Amedisys, Inc. of $3.9 million compared to net loss from continuing operations attributable to Amedisys, Inc. of $84.9 million in 2013 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.46 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.33 per diluted share in 2013. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.12 compared to net loss from continuing operations attributable to Amedisys Inc. per diluted share of $2.73 per diluted share in 2013 on a GAAP basis.)
•	EBITDA of $51.4 million compared to $46.7 million in 2013.

Ronald A. LaBorde, Interim Chief Executive Officer stated, “We remain focused on high-quality patient care, organic growth and improving financial performance. Our third quarter results reflect the effort of our entire organization, and we are pleased with another quarter of progress.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 10:00 a.m. ET on Wednesday, October 29, 2014, to either (877) 512-9171 (Toll free) or (815) 573-0979 (Toll), use conference ID #21256886. A replay of the conference call will be available through November 29, 2014. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll) and use conference ID #21256886.

The call will also be available through our website and for seven days thereafter at the following web address: http://investors.amedisys.com.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income (loss) from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$5,542	$17,303
Patient accounts receivable, net of allowance for doubtful accounts of $15,640 and $14,231	102,859	111,133
Prepaid expenses	11,303	10,669
Deferred income taxes	10,153	55,329
Other current assets	12,577	10,785
Assets held for sale	—	60

Total current assets	142,434	205,279
Property and equipment, net of accumulated depreciation of $142,066 and $129,891	141,419	159,025
Goodwill	205,587	208,915
Intangible assets, net of accumulated amortization of $25,370 and $25,133	34,096	36,690
Deferred income taxes	128,478	90,214
Other assets, net	30,199	26,283

Total assets	$682,213	$726,406

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$19,363	$20,139
Accrued charge related to U.S. Department of Justice settlement	35,000	150,000
Payroll and employee benefits	71,208	70,801
Accrued expenses	53,494	57,572
Current portion of long-term obligations	12,000	13,904

Total current liabilities	191,065	312,416
Long-term obligations, less current portion	102,299	33,000
Other long-term obligations	5,748	8,511

Total liabilities	299,112	353,927

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,306,877 and 33,413,970 shares issued; and 33,347,852 and 32,538,971 shares outstanding	34	33
Additional paid-in capital	477,115	467,890
Treasury stock at cost, 959,025 and 874,999 shares of common stock	(19,483)	(18,176)
Accumulated other comprehensive income	15	15
Retained earnings	(73,920)	(77,561)

Total Amedisys, Inc. stockholders’ equity	383,761	372,201
Noncontrolling interests	(660)	278

Total equity	383,101	372,479

Total liabilities and equity	$682,213	$726,406

Statement of Operations Information

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2014	2013	2014	2013
Net service revenue	$300,281	$301,285	$904,026	$945,847
Cost of service, excluding depreciation and amortization	170,159	175,233	519,686	538,660
General and administrative expenses:
Salaries and benefits	69,461	73,906	224,032	228,758
Non-cash compensation	1,697	1,653	3,197	4,933
Other	32,018	40,308	110,240	123,534
Provision for doubtful accounts	4,183	3,944	13,318	12,437
Depreciation and amortization	6,515	8,925	22,109	28,306
U.S. Department of Justice settlement	—	150,000	—	150,000
Other intangibles impairment charge	—	1,542	2,208	3,828

Operating expenses	284,033	455,511	894,790	1,090,456

Operating income (loss)	16,248	(154,226)	9,236	(144,609)
Other (expense) income:
Interest income	24	18	46	40
Interest expense	(2,990)	(672)	(5,603)	(2,478)
Equity in earnings from equity investments	563	354	2,234	1,054
Miscellaneous, net	110	6,553	544	6,075

Total other (expense) income, net	(2,293)	6,253	(2,779)	4,691

Income (loss) before income taxes	13,955	(147,973)	6,457	(139,918)
Income tax (expense) benefit	(5,358)	56,928	(2,483)	53,736

Income (loss) from continuing operations	8,597	(91,045)	3,974	(86,182)
Discontinued operations, net of tax	—	(733)	(216)	(1,615)

Net income (loss)	8,597	(91,778)	3,758	(87,797)
Net (income) loss attributable to noncontrolling interests	(158)	709	(117)	1,248

Net income (loss) attributable to Amedisys, Inc.	$8,439	$(91,069)	$3,641	$(86,549)

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.26	$(2.87)	$0.12	$(2.73)
Discontinued operations, net of tax	—	(0.02)	(0.01)	(0.05)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.26	$(2.89)	$0.11	$(2.78)

Weighted average shares outstanding	32,468	31,505	32,194	31,102

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.26	$(2.87)	$0.12	$(2.73)
Discontinued operations, net of tax	—	(0.02)	(0.01)	(0.05)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.26	$(2.89)	$0.11	$(2.78)

Weighted average shares outstanding	32,934	31,505	32,690	31,102

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$8,439	$(90,336)	$3,857	$(84,934)
Discontinued operations, net of tax	—	(733)	(216)	(1,615)

Net income (loss)	$8,439	$(91,069)	$3,641	$(86,549)

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2014	2013	2014	2013
Net cash provided by (used in) operating activities	$25,342	$27,885	$(70,129)	$93,862
Net cash provided by (used in) investing activities	230	(11,241)	(9,162)	(35,456)
Net cash (used in) provided by financing activities	(31,255)	(3,136)	67,530	(29,325)

Net (decrease) increase in cash and cash equivalents	(5,683)	13,508	(11,761)	29,081
Cash and cash equivalents at beginning of period	11,225	30,118	17,303	14,545

Cash and cash equivalents at end of period	$5,542	$43,626	$5,542	$43,626

Days revenue outstanding, net (1)	30.5	32.0	30.5	32.0

(1)	Our calculation of days revenue outstanding, net at September 30, 2014 and 2013 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended September 30, 2014 and 2013, respectively.

Supplemental Information—Home Health

	For the Three-Month Periods Ended September 30,
	2014	2013
Financial Information (in millions):
Medicare	$185.4	$193.5
Non-Medicare	51.8	43.3

Net service revenue	237.2	236.8
Cost of service	137.4	140.7

Gross margin	99.8	96.1
Other operating expenses	69.3	79.5

Operating income before impairment charges (1)	$30.5	$16.6

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	5%	(12%)
Admissions	3%	(1%)
Recertifications	5%	(21%)
Total (3):
Admissions	42,389	45,420
Recertifications	25,407	26,119
Completed episodes	66,906	70,401
Visits	1,190,962	1,253,329
Average revenue per completed episode (4)	$2,834	$2,822
Visits per completed episode(5)	17.3	17.3
Non-Medicare:
Same Store Volume (2):
Revenue	31%	(28%)
Admissions	26%	(21%)
Recertifications	24%	(33%)
Total (3):
Admissions	20,523	17,832
Recertifications	8,238	7,262
Visits	416,038	358,820
Total (3):
Cost per Visit	$85.47	$87.31
Visits	1,607,000	1,612,149

	For the Nine-Month Periods Ended September 30,
	2014	2013
Financial Information (in millions):
Medicare	$565.5	$610.6
Non-Medicare	151.9	138.7

Net service revenue	717.4	749.3
Cost of service	420.7	434.5

Gross margin	296.7	314.8
Other operating expenses	225.2	245.8

Operating income before impairment charges (1)	$71.5	$69.0

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	0%	(10%)
Admissions	0%	0%
Recertifications	0%	(19%)
Total (3):
Admissions	132,890	143,161
Recertifications	77,468	82,299
Completed episodes	204,654	221,746
Visits	3,620,779	3,947,351
Average revenue per completed episode (4)	$2,819	$2,810
Visits per completed episode(5)	17.2	17.5
Non-Medicare:
Same Store Volume (2):
Revenue	17%	(22%)
Admissions	15%	(15%)
Recertifications	10%	(25%)
Total (3):
Admissions	62,447	57,653
Recertifications	23,746	22,994
Visits	1,218,659	1,161,678
Total (3):
Cost per Visit	$86.92	$85.04
Visits	4,839,438	5,109,029

(1)	Operating income of $15.1 million on a GAAP basis for the three-month period ended September 30, 2013. Operating income of $70.3 million and $65.2 million on a GAAP basis for the nine-month periods ended September 30, 2014 and 2013.
(2)	Medicare and Non-Medicare revenue, admissions or recertifications same store volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which excludes the impact of sequestration.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information—Hospice

	For the Three-Month Periods Ended September 30,
	2014	2013
Financial Information (in millions):
Medicare revenue	$59.0	$60.6
Non-Medicare revenue	4.1	3.9

Net service revenue	63.1	64.5
Cost of service	32.8	34.5

Gross margin	30.3	30.0
Other operating expenses	14.7	17.8

Operating income	$15.6	$12.2

Key Statistical Data:
Same store Medicare revenue growth (2)	3%	(13%)
Same store Non-Medicare revenue growth (2)	15%	3%
Hospice admits	4,002	4,352
Average daily census	4,596	4,917
Revenue per day	$149.16	$142.52
Cost of service per day	$77.38	$75.79
Average length of stay	100	98

	For the Nine-Month Periods Ended September 30,
	2014	2013
Financial Information (in millions):
Medicare revenue	$175.1	$185.0
Non-Medicare revenue	11.5	11.5

Net service revenue	186.6	196.5
Cost of service	99.0	104.2

Gross margin	87.6	92.3
Other operating expenses	47.4	55.6

Operating income before impairment charges (1)	$40.2	$36.7

Key Statistical Data:
Same store Medicare revenue growth (2)	(2%)	(10%)
Same store Non-Medicare revenue growth (2)	6%	(2%)
Hospice admits	12,947	13,964
Average daily census	4,655	4,998
Revenue per day	$146.85	$144.04
Cost of service per day	$77.70	$76.06
Average length of stay	100	100

(1)	Operating income of $39.2 million on a GAAP basis for the nine-month period ended September 30, 2014.
(2)	Same store Medicare and Non-Medicare revenue volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue for the period as a percent of the Medicare and Non-Medicare revenue of the prior period.

Supplemental Information—Corporate

	For the Three-Month Periods Ended September 30,
	2014	2013
Financial Information (in millions):
Other operating expenses	$26.0	$25.6
Depreciation and amortization	3.9	5.9

Total before U.S. Department of Justice settlement (1)	$29.9	$31.5

	For the Nine-Month Periods Ended September 30,
	2014	2013
Financial Information (in millions):
Other operating expenses	$86.8	$77.6
Depreciation and amortization	13.5	18.9

Total before U.S. Department of Justice settlement (1)	$100.3	$96.5

(1)	Total of $181.5 million and $246.5 million on a GAAP basis for the three and nine-month periods ended September 30, 2013.

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc.	$8,439	$(91,069)	$3,641	$(86,549)
Less:
Discontinued operations, net of tax	—	(733)	(216)	(1,615)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	8,439	(90,336)	3,857	(84,934)
Add:
Income tax expense (benefit)	5,358	(56,928)	2,483	(53,736)
Interest expense, net	2,966	654	5,557	2,438
Depreciation and amortization	6,515	8,925	22,109	28,306

EBITDA (1)	23,278	(137,685)	34,006	(107,926)
Add:
Certain items (2)	1,003	144,955	17,887	153,119
Deferred financing fees (2)	(488)	—	(488)	—
Tax adjustments (2)	—	1,534	—	1,534

Adjusted EBITDA (3)	$23,793	$8,804	$51,405	$46,727

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc.	$8,439	$(91,069)	$3,641	$(86,549)
Less:
Discontinued Operations, net of tax	—	(733)	(216)	(1,615)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	8,439	(90,336)	3,857	(84,934)
Add:
Certain items (2)	618	90,181	11,018	95,210

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. (4)	$9,057	$(155)	$14,875	$10,276

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.26	$(2.89)	$0.11	$(2.78)
Less:
Discontinued operations, net of tax	—	(0.02)	(0.01)	(0.05)

Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	0.26	(2.87)	0.12	(2.73)
Add:
Certain items (2)	0.02	2.86	0.34	3.06

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.28	$(0.01)	$0.46	$0.33

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

(2)	The following details the certain other items for the three and nine-month periods ended September 30, 2014 and 2013:

	For the Three-Month Period Ended September 30, 2014			For the Nine-Month Period Ended September 30, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$—	$—	$—	$2,208	$1,360	$0.04
Exit and restructuring activity costs	—	—	—	9,954	6,132	0.19
Relator fees	—	—	—	3,938	2,426	0.07
OIG self-disclosure	—	—	—	1,450	893	0.03
Software write-off	—	—	—	1,465	902	0.03
Gain on sale of care centers	—	—	—	(2,131)	(1,313)	(0.04)
Deferred financing fees	488	301	0.01	488	301	0.01
Loss on disposal of in-patient facility	515	317	0.01	515	317	0.01

Total	$1,003	$618	$0.02	$17,887	$11,018	$0.34

	For the Three-Month Period Ended September 30, 2013			For the Nine-Month Period Ended September 30, 2013
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$1,542	$950	$0.03	$3,828	$2,358	$0.08
Exit and restructuring activity costs	—	—	—	1,569	966	0.03
U.S. Department of Justice settlement	150,000	93,878	2.98	150,000	93,878	3.02
D&O proceeds	(5,530)	(3,406)	(0.11)	(5,530)	(3,406)	(0.11)
Tax adjustment	(1,534)	(1,534)	(0.05)	(1,534)	(1,534)	(0.05)
OIG self-disclosure	997	614	0.02	997	614	0.02
Legal fees	931	573	0.02	4,568	2,814	0.09
Gain/Loss on sale of care centers	(1,451)	(894)	(0.03)	(779)	(480)	(0.02)

Total	$144,955	$90,181	$2.86	$153,119	$95,210	$3.06

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.